Form 433-D               Department of Treasury - Internal Revenue Service           check box if                  [  ]
(Rev. May 1996)                     Installment Agreement                                     installment agreement
                                                                                                                             fee was paid

Name and address of taxpayer(s):         EAST TENNESSEE MATERIALS & ENERGY
                                                             M&EC
                                                             109 JEFFERSON AVENUE
                                                             OAK RIDGE, TN 73830
Social security or employer
identification number :                           (primary):  62-1721777  (secondary):
Telephone number:                               (home):____________   (business): (865) 482-9004
Kinds of taxes (form numbers):              941,940
Tax periods:                                          9812, 9903, 9906, 9909, 9912, 2003, 2006, 2009, 2012
Amount owed as of 05/31/2001:          $923,495.85
Earliest CSED:                                     11/22/2009
Employer (name and address):              ____________________________________________
                                                             ____________________________________________
Financial institutions
(names and addresses):                        SUNTRUST BANK
                                                            41 RACHEL DRIVE
                                                            NASHVILLE, TN 37214
For assistance:
Call 1-800-829-1040 or write:            MEMPHIS Service Center
                                                            MEMPHIS, TN 73501

I/We agree that the federal taxes shown above, PLUS ALL INTEREST PROVIDED BY LAW,will be paid as follows:

SEE SCHEDULE OF TAX PAYMENTS AND ADDENDUM ATTACHED
$         **         will be paid on _________________ And $______Will be paid
no later than the of each month thereafter until the total liability is paid in full. I/we also agree that the above installment payment will be increased or decreased as follows: check box if pre-assessed
modules included                                                                                                                        [      ]

Date of increase (or decrease):           /   /              /   /
Amount of increase (or decrease):   $_____       $_____
New installment amount                  $_____       $_____

AGREEMENT LOCATOR NUMBER: 0 2 0 9
(circle)
0 No future action is required
5 Financial review date: /
6 Monitor ES compliance:
                 Indicator:         1st Qtr____    2nd Qtr_____    3rd Qtr____
                 ES payment:     $________    $__________    $_________

Conditions of this agreement:
* We must receive each payment by the date shown above; if you have a problem, contact us immediately.
* This agreement is based on your current financial condition. We may change or cancel it if our information shows that your ability to pay has changed significantly.
* We may cancel this agreement if you don't give us updated financial information when we ask for it.
* While this agreement is in effect, you must file all federal tax returns and pay any taxes you owe on time.
* We will apply your federal or state tax refunds (if any) to the amount you owe until it is fully paid. (This includes the Alaska Permanent Fund dividend for Alaska residents.)
* You must pay a $43 installment agreement fee, which we have authority to deduct from the first payment.
* If agreement defaults, you must pay a $24 reinstatement fee if agreement is reinstated, which we have authority to deduct from the first payment.
* If you don't meet the conditions of this agreement, we will cancel it, and may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.
* We will cancel this agreement at any time if we find that collection of the tax is in jeopardy.
* We will apply all payments on this agreement in the best interest of the United States.
* This agreement may require managerial approval. If it is not approved, you will be notified.

* A NOTICE OF FEDERAL TAX LIEN (check one)
HAS ALREADY BEEN FILED
WILL BE FILED IMMEDIATELY
WILL BE FILED WHEN TAX IS ASSESSED
X MAY BE FILED IF THIS AGREEMENT DEFAULTS
Additional Conditions: (To be completed by IRS)
PROVIDE PROOF OF FEDERAL TAX DEPOSITS ON A MONTHLY BASIS; FILE 941,940 AND 1120 RETURNS WITH LUCA
Your Signature:                                   Date:

// Joe W. Anderson                                 June 7, 2001

Title:
Chairman/CEO

Spouse's Signature (if a joint liability) Date:

__________________________     __________________________

Agreement examined or approved by Date:
(signature, title, function)
// Barbara Humphries, acting               June 11, 2001
group manager

Originator's name, title and IDRS assignment number (or district): CAMELLA LUCAS, RO 6221012419
 Originator Code: 2 0
YOU MAY HAVE YOUR INSTALLMENT AGREEMENT PAYMENT DEDUCTED FROM YOUR CHECKING ACCOUNT EACH MONTH (DIRECT DEBIT); IF YOU CHOOSE THIS OPTION, FOLLOW THE DIRECTIONS ON THE BACK OF YOUR COPY OF THIS FORM.
If you agree to Direct Debit, initial here:
and attach a blank voided check.
* I (we) authorize the IRS and the depository (bank) identified on the attached voided check to deduct payments (debit) from my (our) checking account or correct errors on the account. This authorization remains in effect until I (or either of us) notify IRS in writing to stop or until the liability covered by this agreement is satisfied.
* I (we) understand that if the depository is unable to honor IRS's request for payment due to insufficient funds in my (our) account on the payment due date I (we) will be charged a penalty of $15 or two percent of the payment request, whichever is the greater. If the payment request is for less than $15, the penalty is the amount of the request.

CAT.NO. 16644M                                 Part 1 - IRS Copy                            Form 433-D (Rev. 5-96)

Schedule of Tax Payments

                                                                                                                                      Total M&EC
                                                                                                                                            Liability
      Description                                                                                                             As of 5/31/01

Tax payment due	$ 923,495.85
Payment at closing	10,010.68
Payment at 12/31/01	5,005.34
Payment at 6/30/02	5,005.34
Payment at 12/31/02	30,032.04
Payment at 6/30/03	30,032.04
Payment at 12/31/03	40,042.72
Payment at 6/30/04	40,042.72
Payment at 12/31/04	100,106.81
Payment at 6/30/05	100,106.81
Payment at 12/31/05	100,106.81
Payment at 6/30/06	100,106.81
Payment at 12/31/06	100,106.81
Payment at 6/30/07	100,106.81
Payment at 12/31/07	100,106.81
Payment at 6/30/08	100,106.81
Payment at 12/31/08	52,566.58

                        Total payments                                                                                          $         923,495.85 *

*Plus accrued statutory interest after 5/31/01 on the outstanding balance due which shall be due and payable in one lump sum on 12/31/08.

ADDENDUM TO INSTALLMENT AGREEMENT
OF EAST TENNESSEE MATERIALS & ENERGY CORPORATION
EIN: 62-172177

     The following are additional terms and conditions of the Installment Agreement of East Tennessee Materials & Energy ("M & EC") and are entered into by and between M & EC and the Internal Revenue Service ("Service") through their respective undersigned, authorized representatives.

     Notwithstanding anything to the contrary in the Installment Agreement to which this Addendum is attached, M & EC and the Service agree as follows:

     1.  The Installment Agreement and this Addendum are subject to the closing of that certain Stock Purchase Agreement among Perma-Fix Environmental Services, Inc. ("Perma-Fix"), M & EC and certain stockholders of M & EC (the "Stock Purchase Agreement") under which, if closed, Perma-Fix will acquire all of the issued and outstanding common stock of M & EC (the "Closing"). Perma-Fix is not acquiring any interest in Performance Development Corporation ("PDC"), PDC Services Corporation ("PDC Services") or Management Technologies, Inc. ("MTI").

     2.  The parties acknowledge that Perma-Fix currently does not have, and after the Closing, will not have any liability for any taxes, interest or penalty with respect to M & EC, PDC, PDC Services or MTI.

     3.  M & EC will be solely responsible for paying the withholding taxes and interest of M & EC set forth in the Installment Agreement ("M & EC Tax Obligation"), pursuant to the Schedule of Tax Payments attached thereto. The Schedule of Tax Payments includes statutory interest on the unpaid balance of the M & EC Tax Obligation.

     4.  The Service has abated all penalties associated with the M & EC Tax Obligation.

     5.  The Service agrees not to assert any liability against M & EC, Perma-Fix or any current or future, related affiliate of Perma-Fix (which affiliate will not include PDC, PDC Services or MTI) for any tax, interest or penalty of PDC, PDC Services or MTI.

     6.  Provided that the payments of the M & EC Tax Obligation are timely made by M & EC pursuant to the Schedule of Tax Payments, the Service agrees that it will not file a notice of federal tax lien, change or cancel the Installment Agreement or take any other type of collection action against M & EC with respect to the

 M & EC Tax Obligation, irrespective of whether the Service believes the financial condition of M & EC or its ability to pay the M & EC Tax Obligation has changed significantly.

     7.  The Service will enter into an agreement with PDC, PDC Services and MTI with respect to the withholding tax obligations of such entities on terms similar to those in this Addendum. The parties acknowledge that such agreements are a condition to closing of the Stock Purchase Agreement.

     8.  The agreements referenced in this Addendum constitute a final and conclusive resolution under the Internal Revenue Code of 1986, as amended, with respect to the specific matters discussed herein.

     By signing this Addendum, the parties certify that they have read and agreed to the terms of this Addendum and intend it to be binding between them.

EAST TENNESSEE MATERIALS & ENERGY CORPORATION

By:     /s/ Joe W. Anderson

Title:     Chairman/CEO                      Date Signed:    6/7/01

~~COMMISSIONER OF INTERNAL REVENUE~~

By:    /s/ Barbara Humphries

Title:    Acting Group Manager        Date Signed:   6/11/01